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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ==============================

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ==============================


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 24, 1997


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                         1-4219                 C-74-1339132

(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)


                              1717 ST. JAMES PLACE
                                   SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

       The information set forth in the attached press release issued by Zapata Corporation and filed as Exhibit 99 hereto announcing that the Company's Board of Directors has terminated its offer to purchase up to 15,000,000 shares of its Common Stock is incorporated by reference herein.




ITEM 7.  EXHIBITS

        (c) EXHIBITS.

            Exhibit 99 - Zapata Corporation press release dated February 24,
                         1997.






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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ZAPATA CORPORATION



                                   By:   /s/ Joseph L. von Rosenberg III
                                      ------------------------------------------
                                       Joseph L. von Rosenberg III
                                       Executive Vice President, General Counsel
                                         and Corporate Secretary




Date:  February 24, 1997





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                                 EXHIBIT INDEX


       Exhibit                     Description
       -------                     -----------
       99            Zapata Corporation press release dated February 24, 1997.





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